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                                                                    EXHIBIT 99.2

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CASE NAME:          EyeCorp, Inc.
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CASE NUMBER:        00-30748-RCM

     UNITED STATES BANKRUPTCY COURT

     NORTHERN AND EASTERN DISTRICTS OF TEXAS

     DIVISION
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     QUARTER ENDING:  March 31, 2001
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     FOR POST CONFIRMATION REPORTING
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     QUARTERLY OPERATING REPORT AND QUARTERLY BANK RECONCILEMENT


I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE ATTACHED POST

CONFIRMATION QUARTERLY OPERATING REPORT, AND THE POST CONFIRMATION QUARTERLY

BANK RECONCILEMENT AND THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.

DECLARATION OF THE PREPARER IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS

ANY KNOWLEDGE.


RESPONSIBLE PARTY:

Original Signature of Responsible Party    /s/ Michael Yeary
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Printed Name of Responsible Party           Michael Yeary
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Title                                          President
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PREPARER:

Original Signature of Preparer Party        /s/ Karen Nicholaou
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Printed Name of Preparer                      Karen Nicholaou
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Title                                            Secretary
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     POST CONFIRMATION
     QUARTERLY OPERATING REPORT


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CASE NAME:          EyeCorp, Inc.
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CASE NUMBER:        00-30748-RCM
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             ************ ALL AMOUNTS ARE UNAUDITED ************


QUARTER ENDING:          March 31, 2001
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1.   BEGINNING OF QUARTER CASH BALANCE:                               7,908,311
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     CASH RECEIPTS:
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     CASH RECEIPTS DURING CURRENT QUARTER:
          (a). Cash receipts from business operations            +
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          (b). Cash receipts from loan proceeds                  +
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          (c). Cash receipts from contributed capital            +
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          (d). Cash receipts from tax refunds                    +        1,863
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          (e). Cash receipts from other sources                  +      260,900
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2.                  TOTAL CASH RECEIPTS                          =      262,763
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     CASH DISBURSEMENTS:
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          (A). PAYMENTS MADE UNDER THE PLAN:
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               (1). Administrative                               +
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               (2). Secured Creditors                            +
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               (3). Priority Creditors                           +
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               (4). Unsecured Creditors                          +
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               (5). Additional Plan Payments                     +
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          (B). OTHER PAYMENTS MADE THIS QUARTER:
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               (1). General Business                             +       15,324
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               (2). Other Disbursements                          +    3,053,609
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3.             TOTAL DISBURSEMENTS THIS QUARTER                  =    3,068,933
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4.   CASH BALANCE END OF QUARTER
Line 1 - Plus Line 2 - Minus Line 3 = Line 4                     =    5,102,140
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